UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)         04-01-02
                                                  -----------------------


                               WEDGE NET EXPERTS, INC.
             (Exact name of registrant as specified in its charter)


           California                333-45678           33-0875030
  ----------------------------      ------------      -------------------
  (State or other jurisdiction      (Commission         (IRS Employer
      of incorporation              File Number)      Identification No.)


              300 Sunport Lane, Orlando, Florida             32809
           ----------------------------------------        ----------
           (Address of principal executive offices)        (Zip Code)

      Registrant's telephone number, including area code  407-541-0774
                                                          ------------

               1706 Winding Ridge Road, Knoxville, Tennessee  37922
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


ITEM  1.     CHANGES  IN  CONTROL  OF  REGISTRANT.

     (a)  Description  of  the  Transaction

     On March 1, 2002, we entered into an Agreement and Plan of Merger, dated March 1, 2002 (the "Agreement"), with the following parties: (a) our then principal stockholder, Gregory M. Walters ("Mr. Walters"); (b) our wholly-owned subsidiary, Sequiam Acquisitions, Inc., a California corporation ("Acquirer");
(c) Sequiam, Inc., a Delaware corporation; and (d) the following stockholders of
Sequiam: (i) Nicolaas H. Van den Brekel, (ii) Mark L. Mroczkowski, (iii) Brekel Group, Inc., a Delaware corporation, and (iv) James W. Rooney, Trustee of the James W. Rooney Living Trust (collectively, the "Sequiam Shareholders"). A copy of the Agreement is attached as an exhibit to this report.


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     Pursuant to the Agreement, we issued 20,000,000 shares of our common stock, in the aggregate, to the Sequiam Shareholders, in exchange for all of the outstanding common stock of Sequiam, Inc., consisting of 20,000,000 shares. Effective on or about April 2, 2002, Acquirer and Sequiam, Inc. merged and Acquirer survived in accordance with an Agreement of Merger filed with the California Secretary of State on or about April 2, 2002, and a Certificate of Merger filed with the Delaware Secretary of State on or about April 2, 2002. Acquirer then changed its name to "Sequiam, Inc."

     Additionally, pursuant to the Agreement, Mr. Walters returned to treasury 500,000 shares of our common stock beneficially owned by him, and we cancelled those shares. Except for the exchange of shares described above, no other consideration was paid or received by any party to the Agreement.

     As a result of the acquisition of Sequiam, Inc., we underwent a change in control. We issued to the former owners of Sequiam, Inc., collectively, 20,000,000 shares of our common stock out of a total of 24,233,000 shares of common stock issued and outstanding following the acquisition. As a result, the former owners of Sequiam, Inc. became the owners of 82.53% of our issued and outstanding common stock.

     The Agreement contained a condition that we issue at least 1,000 shares of preferred stock for a purchase price of $1,000,000.00. That condition was waived by all of the parties, and as of the date of this report, we have not issued any shares of preferred stock.

     We agreed to appoint the following persons (each, a "Designee") to the Board of Directors effective on or about April 22, 2002: (1) Nicolaas H. Van den Brekel, and (2) Mark L. Mroczkowski. Mr. Walters, Donald S. Brady and Dana E. Walters agreed to resign from the Board of Directors, effective as of the same date. In addition, we appointed Nicolaas H. Van den Brekel our Chief Executive Officer and President and appointed Mark L. Mroczkowski as our Chief Financial Officer, Treasurer, Secretary and Senior Vice President.

     On April 16, 2002, we filed with the Securities and Exchange Commission an Information Statement pursuant to SEC Rule 14f-1 under the Securities Exchange Act of 1934, as amended, which among other things described the change of control (the "Information Statement"). The Information Statement is incorporated by reference in this report.

     Biographical information concerning our new Board of Directors and Executive Officers is set forth in our Information Statement and is incorporated herein by this reference.

     (b)  Future  Changes  in  Control.

     We are not aware of any arrangements the operation of which may at a subsequent date result in a change in control of the registrant.

ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS.

     Pursuant to the Agreement, we acquired ownership of all of the issued and outstanding capital shares of Sequiam, Inc., and as a result, Sequiam, Inc. became our wholly owned subsidiary. We believe that the acquisition of Sequiam, Inc. will qualify as a tax-free reorganization pursuant to Sections 351 and 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.


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     The  20,000,000  common  shares  we issued to the former owners of Sequiam,
Inc. were not registered under the Securities Act of 1933, as amended ("Act"), but were issued in reliance upon the exemption from registration provided by
Section 4(2) of the Act, on the basis that the transaction did not involve a public offering. All certificates evidencing the shares we issued bear a customary form of investment legend and may not be sold, pledged, hypothecated or otherwise transferred unless first registered under the Act or pursuant to an available exemption from such registration requirements.

     We intend to continue the operations of Sequiam, Inc. as our wholly-owned subsidiary, as more fully described below.

     Based in Orlando, Florida, Sequiam, Inc. was incorporated in the State of Delaware on January 23, 2001. Sequiam, Inc. is a software and professional services organization that delivers custom-tailored document management solutions to public and private sector enterprises as well as to individuals. Sequiam, Inc. is a development stage company and has not generated any significant revenue. Since its inception, Sequiam Inc.'s primary activities have consisted of research and development, and software production activities and has grown to twelve (12) full-time employees. Sequiam, Inc.'s primary asset is software known as Sequiam.

     Sequiam is a web-based system to store, organize, retrieve, and distribute virtually any digital information including documents, video, photographs and audio files. Sequiam is a means of organizing, transferring and administrating digital content in a way that efficiently streamlines workflow and reduces turnaround time for the delivery of finished products.

     Sequiam  provides  businesses  the  tools  it  needs  to  do the following:

     -    Finding  and  gaining  access  to  documents  on  a  network
     -    Sharing  documents  securely
     -    Opening  documents  that  are  not  in  a  universal  format
     -    Sharing  documents  between  organizations
     -    Printing  and  delivering  documents  from  remote  locations

Sequiam accomplishes these tasks by enabling users to store documents; assign retrieval and security information; search for desired documents and deliver those documents to an authorized requestor -- either digitally or printed. Sequiam does this via the network using an Internet browser.

     Sequiam makes this easy by virtue of its highly configurable user interface. Sequiam, Inc. tailors the user interfaces for each customer to fit their specific workflow in terms of terminology, search field names, complexity, etc.

     Sequiam has a very friendly user interface that allows even the most inexperienced user to master its powerful functionality. This allows Sequiam to target two distinct markets: (1) home PC users seeking to further personalize their content libraries, and (2) businesses which require highly customized implementations of both hardware and software to suit the unique rhythm of the organization and capabilities of its employees.

     Sequiam, Inc.'s goal is to be the leading provider of document management solutions to Fortune 1000 companies, government and military organizations, print providers, medical and educational markets and not-for-profit institutions throughout North America and Europe. Sequiam, Inc. will also seek to serve the consumer markets in conjunction with a variety of partners providing highly


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personalized  products such as photo albums, diaries, yearbooks, home movies and videos, etc. from the user's own library of digital files. Sequiam, Inc. also plans to provide its consumer services on a direct subscription basis and single-transaction basis.

     More information about Sequiam can be found on our web site at the following address: http://matrix.sequiam.com.
                     -------------------------

ITEM  7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)     FINANCIAL  STATEMENTS  OF  BUSINESS  ACQUIRED

     The annual (unaudited) financial statements of Sequiam, consisting of a balance sheet and statement of operations, stockholders' equity (deficit) and cash flows for the period ending December 31, 2001, together with footnotes, are included as an exhibit to this report. A copy of the audited financial statements will be filed as an amendment to this report within sixty (60) days.

          (b)     PRO  FORMA  FINANCIAL  INFORMATION

     We will file pro forma condensed financial information required pursuant to this item as an amendment to this report within sixty (60) days.

          (c)     EXHIBITS

     The  following  exhibits  are  included  as  part  of  this  report:

2.1 Agreement and Plan of Merger, dated as of March 1, 2002, by and among Wedge Net Experts, Inc.; Sequiam Acquisitions, Inc.; Gregory M. Walters; Sequiam, Inc.; Nicolaas H. Van den Brekel; Mark L. Mroczkowski; James W. Rooney, Trustee of the James W. Rooney Living Trust; and Brekel Group, Inc.

3.1  Certificate  of  Incorporation  of  Sequiam  Acquisitions,  Inc.

3.2  Bylaws  of  Sequiam  Acquisitions,  Inc.

3.3 Certificate of Merger filed with the Delaware Secretary of State on April 2, 2002.

3.3 Agreement of Merger filed with the California Secretary of State on April 2, 2002.

21.0 List of  subsidiaries  of  the  Company
          Sequiam, Inc., a corporation formed under the laws of the State of Delaware, is our only subsidiary, and does business under the name Sequiam and Sequiam inc.

99.0 Annual (unaudited) Financial Statements of Sequiam for the period ending December 31, 2001.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      WEDGE NET EXPERTS, INC.



Date:  April 16, 2002                 By:
                                      ------------------------------------------
                                         Nicolaas H. Van den Brekel,
                                         Chief Executive Officer


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